UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2021

LUMINEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30109	74-2747608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12212 Technology Blvd., Austin, Texas	78727
(Address of principal executive offices)	(Zip Code)

(512) 219-8020

Registrant’s Telephone Number, Including Area Code

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value	LMNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 21, 2021, at 10:00 a.m. Central time, Luminex Corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider and vote on the following proposals (each of which is described in the definitive proxy statement (the “Definitive Proxy Statement”) filed by the Company with the Securities and Exchange Commission on May 20, 2021): (i) a proposal (the “Merger Proposal”) to adopt the Agreement and Plan of Merger, dated as of April 11, 2021 (as it may be amended, supplemented or modified from time to time, the “Merger Agreement”), by and among the Company, DiaSorin S.p.A., a società per azioni organized under the laws of the Republic of Italy (“Parent”) and Diagonal Subsidiary Inc., a Delaware corporation and wholly owned indirect subsidiary of Parent (“Merger Sub”) and approve the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving as a wholly owned indirect subsidiary of Parent; (ii) a proposal (the “Adjournment Proposal”) to adjourn the Special Meeting, if necessary and for a minimum period of time reasonable under the circumstances, to ensure that any necessary supplement or amendment to the Definitive Proxy Statement is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting, or to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal; and (iii) a proposal (the “Compensation Proposal”) to approve, by non-binding, advisory vote, the compensation that will or may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger.

There were 47,311,982 shares of Company common stock issued and outstanding on the record date and entitled to vote at the Special Meeting and 34,177,754 shares were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting. The items voted upon at the Special Meeting and the final voting results for each proposal were as follows:

Proposal 1 – Merger Proposal

Votes For	Votes Against	Votes Abstaining
34,064,472	61,610	51,672

Proposal 2 – Adjournment Proposal

Votes For	Votes Against	Votes Abstaining
31,729,830	2,371,826	76,098

Proposal 3 – Compensation Proposal

Votes For	Votes Against	Votes Abstaining
12,089,262	21,923,237	165,254

No other business properly came before the Special Meeting.

Item 8.01.	Other Events

The adoption of the Merger Agreement by the Company’s stockholders satisfies one of the conditions to the closing of the Merger. The closing of the Merger remains subject to other customary closing conditions, including receipt of approval from the Committee on Foreign Investment in the United States (the “CFIUS Approval”). The CFIUS Approval is the only outstanding regulatory approval required for the closing of the Merger. The Company expects the Merger to be completed in the third quarter of 2021.

Forward-looking statements

This Current Report on Form 8-K, and the documents to which the Company refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the timing of the transaction and other information relating to the transaction. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the transaction and other information relating to the transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss the Company’s future expectations or state other forward-looking information and may involve known and unknown risks over which the Company has no control. Those risks include, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the risk that the definitive Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (v) risks regarding the failure to obtain the necessary financing to complete the Merger, (vi) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations, (viii) risks related to diverting management’s attention from the Company’s ongoing business operations, and (ix) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the transaction. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s Securities and Exchange Commission (the “SEC”) reports, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2020. Except as required by applicable law or regulation, the Company does not undertake to update these forward-looking statements to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMINEX CORPORATION

By:	/s/ Harriss T. Currie
Harriss T. Currie
Chief Financial Officer, Senior Vice President of Finance (Principal Financial Officer)

Date: June 21, 2021